First Financial Northwest, Inc.

November 2019

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO and COO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Over 30 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	7	32
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	6	34
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	16	18
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	5	38
Simon Soh	SVP, Chief Lending Officer and Interim Chief Credit Officer (FFNWB)	9	30

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $14.27 (11/15/2019)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Form as a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Serving customers along the I-5 & I-405 corridors in Western Washington
- **Primary focus on King, Snohomish and North Pierce counties**

Key Financial Ratios

Recent branch expansion driving higher costs

	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
Performance Ratios					
Return on assets	0.75%	1.04%	0.63%	0.69%	0.90%
Return on equity	6.41	8.70	5.16	5.54	7.17
Equity-to-assets ratio	11.85	11.86	11.78	12.28	12.53
Net interest margin	3.07	3.23	3.37	3.41	3.46
Efficiency ratio	69.73	68.80	73.06	72.18	66.06
Noninterest expense/average total assets	2.24	2.28	2.48	2.49	2.33
Capital Ratios (1)					
Tier 1 leverage ratio	10.13%	10.34%	10.28%	10.37%	10.37%
Total capital ratio	14.39	14.71	14.38	14.68	14.83
Asset Quality Ratios (2)					
Nonperforming assets/total assets	0.05%	0.05%	0.05%	0.10%	0.08%
ALLL as a percent of total loans	1.20	1.22	1.30	1.29	1.30
Yields and Costs					
Yield on loans	5.14%	5.19%	5.22%	5.13%	5.05%
Cost of interest-bearing deposits	2.00	1.89	1.76	1.61	1.40

(1) Capital ratios are for First Financial Northwest Bank only.
(2) Loans are reported net of undisbursed funds.

Consolidated Income

	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
	(Dollars in thousands, except share data)				
Net interest income	$ 9,652	$ 9,706	$ 9,852	$ 10,003	$ 10,059
Provision (recapture of provision) for loan losses	100	(800)	400	200	200
Net interest income after provision (recapture of provision) for loan losses	9,552	10,506	9,452	9,803	9,859
Total noninterest income	1,039	879	700	728	841
Total noninterest expense	7,455	7,283	7,709	7,746	7,201
Income before federal income tax provision	3,136	4,102	2,443	2,785	3,499
Federal income tax provision	631	798	498	622	707
Net income	$ 2,505	$ 3,304	$ 1,945	$ 2,163	$ 2,792
Total assets	$ 1,308,359	$ 1,297,561	$ 1,287,862	$ 1,252,424	$ 1,234,859
Book value per share	$ 15.06	$ 14.83	$ 14.50	$ 14.35	$ 14.17
Tangible book value per share (1)	14.88	14.64	14.32	14.17	13.99

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation between the GAAP and non-GAAP financial measures.

Local Economy

Largest Office Occupiers in Puget Sound

Company	Square Feet Occupied
amazon	13.25 million
Microsoft	13.09 million
Boeing	5.82 million
Starbucks	1.35 million
facebook	1.23 million
Google	1.03 million
wework	902,000
T-Mobile	882,000
f5	813,729

Giants of Silicon Valley Are Coming

HQ, TOO

4,500 Amazon has said it plans to have 4,500 employees in Bellevue by 2020

6,900 Company already leases enough square footage for 6,900 employees

3.9M PSBJ estimates could eventually have 3.9 million square feet in Bellevue

25,826 Or enough space for 25,826 employees

Google

2M Google is working on 2 million square feet of space through several projects in the region

facebook

4M A projected 4 million square feet of office space would make Facebook the fourth-largest office tenant in the region

Apple Inc.

1,000 Apple plans to reach 1,000 employees in Seattle by 2022

350K Sources say Apple is looking for as much as 350,000 square feet in Seattle or on the Eastside

Source: Largest Office Occupiers in Puget Sound, Puget Sound Business Journal (PSBJ), July 6, 2018; Giants of Silicon Valley Are Coming, PSBJ, December 21, 2018: HQ, TOO, PSBJ, February 22, 2019

Puget Sound Region

Suburban Strategy – Surround Seattle and Bellevue Proper



Everett
Seattle
Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Kirkland
(Opened November 2019)
Crossroads
Renton – The Landing
Renton - Headquarters
Kent Station

Branch Experience

Technology Centered Branch Concept








First Financial
Northwest Bank






First Financial
Northwest Bank


Meet our Bankers
First Financial Northwest Bank


Edmonds
Arts & Culture Calendar

Best Branch Experience



Best Branch Experience (small/medium bank)*
First Financial Northwest Bank

The Best in Bank Customer Experience Awards honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

Deposit Composition

*Excludes bank-owned and brokered deposits**



12/31/2012
$18.3M
2.8%
$22.1M
3.3%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M



9/30/2017
$29.4M
4.0%
$79.2M
10.7%
$346.1M
46.7%
$285.5M
38.6%
CDs
MMAs
Checking
Savings

Total Deposits: $740.2M



9/30/2018
$93.1M
11.4%
$24.1M
3.0%
$374.0M
45.9%
$323.0M
39.7%
CDs
MMAs
Checking
Savings

Total Deposits: $814.2M



9/30/2019
$21.6M
2.4%
$102.6M
11.7%
$421.3M
48.0%
$332.7M
37.9%
CDs
MMAs
Checking
Savings

Total Deposits: $878.2M

*Brokered deposits were $138.6 million at September 30, 2019; $102.1 million at September 30, 2018; $75.5 million at September 30, 2017; and none at December 31, 2012.

Branch Expansion Strategy

Consistent growth of de novo and acquired branches

Branch type	**Number**	**Year(s) opened**	**Deposits** (in thousands)					
			9/30/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Legacy	1	1923	$ 615,290	$ 616,125	$ 597,732	$ 605,080	$ 602,947	$ 559,698
De Novo	6	2015 – 2019	180,432	144,153	93,262	36,908	6,309	–
Acquired*	4	2017	82,516	80,929	73,020	–	–	–
Branch Deposits			**878,238**	**841,207**	**764,014**	**641,988**	**609,256**	**559,698**
Brokered Deposits	–		138,590	97,825	75,488	75,488	66,151	54,429
Total Deposits			**$ 1,016,828**	**$ 939,032**	**$ 839,502**	**$ 717,476**	**$ 675,407**	**$ 614,127**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $34,000 at September 30, 2019; $58,000 at December 31, 2018; $107,000 at December 31, 2017; and none for all prior periods.

Branch Expansion Strategy

12th location opened October 2019 in Kirkland

Location	County	Type	Opened	Deposits (in thousands)				
				9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Renton	King	HQ	1923	$ 615,290	$ 594,017	$ 599,521	$ 616,125	$ 603,310
Mill Creek	Snohomish	*De Novo*	Q3 2015	33,439	29,535	31,576	28,165	25,026
Edmonds	Snohomish	*De Novo*	Q1 2016	44,569	45,729	34,970	36,685	33,953
The Landing Renton	King	*De Novo*	Q3 2016	32,226	30,942	30,577	31,537	30,028
Crossroads/Bellevue	King	*De Novo*	Q2 2017	51,611	49,241	42,838	41,669	37,315
Woodinville (1)	King	Acquired	Q3 2017	25,388	24,939	27,007	31,923	33,095
Clearview/Snohomish (1)	Snohomish	Acquired	Q3 2017	18,440	18,252	16,875	17,979	17,655
Lake Stevens (1)	Snohomish	Acquired	Q3 2017	14,143	13,969	12,040	11,115	11,846
Smokey Point/Arlington (1)	Snohomish	Acquired	Q3 2017	24,545	24,998	22,415	19,912	17,690
Bothell (2)	King	*De Novo*	Q2 2018	10,417	6,802	6,929	6,097	4,278
Kent Station (2)	King	*De Novo*	Q1 2019	8,170	6,523	7,157	–	–
Brokered Deposits				138,590	180,763	123,367	97,825	102,083
			Total	**$1,016,828**	**$1,025,710**	**$ 955,272**	**$ 939,032**	**$ 916,279**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $34,000 at September 30, 2019; $41,000 at June 30, 2019; $49,000 at March 31, 2019; $58,000 at December 31, 2018; and $69,000 at September 30, 2018.
(2) The Junction Bothell opened in April 2018; Kent Station opened in January 2019.

Retail Branch Fee Income



In thousands
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,365
$1,292
$1,074
$919
$813
$681
$611
$391
$446
$181
$183
$261
$208
$181
2014
2015
2016
2017
2018
Deposit related fees
Wealth management revenue*
Total retail branch fee income

*The Bank began offering wealth management services during the second quarter of 2015.

Interest Rate Risk Management

Net Interest Income Change at September 30, 2019		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 36,786	(1.51)%
+200	36,946	(1.08)
+100	37,122	(0.61)
Base	37,351	–
(100)	38,009	1.76

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and September 30, 2019, respectively, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for various assumptions used in this modeling.

Total Loan Portfolio

Net loans receivable $1.08B at September 30, 2019



CRE
$381.9 M
34.8%
Net CRE concentration
444.9% of total capital*
1-4 Family
$370.4 M
33.7%
Net Construction/Land concentration
82.6% of total capital*
Construction/Land
$109.9 M
10.1%
Multifamily
$171.2 M
15.6%
Business & Consumer
$64.0 M
5.8%

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

Nonperforming Loans & Assets



4.00%
3.00%
2.00%
1.00%
0.00%
3.46%
3.21%
2.79%
2.44%
1.85%
1.53%
1.38%
1.18%
1.15%
0.85%
0.65%
0.57%
0.55%
Includes TDRs as reported by SNL Financial
0.12%
0.32%
0.10%
0.31%
0.07%
0.27%
0.07%
0.22%
0.02%
0.17%
0.02%
0.05%
0.02%
0.05%
0.02%
0.05%
0.05%
0.08%
0.07%
0.10%
0.01%
0.05%
0.01%
0.05%
0.01%
0.05%
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Historical Industry Annual Net Charge-Off Rates


Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
3%
0%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.3%
1.3%
1.0%
0.5%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Annual Net Charge-Off Rates (29-Year Average, 1990-2018)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.34%	0.36%	0.86%	1.07%	0.60%

Source: Compiled from FDIC Quarterly Banking Profile statistics

Stock Ownership Summary

Approximately 44% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	896,609	-4,161	8.71%	13,251,881	09-30-2019	13F
Renaissance Technologies LLC	674,994	14,094	6.56%	9,976,411	09-30-2019	13F
BlackRock Institutional Trust Company, N.A.	657,748	10,959	6.39%	9,721,515	09-30-2019	13F
The Vanguard Group, Inc.	366,462	513	3.56%	5,416,308	09-30-2019	13F
Context BH Capital Management, LP	194,012	0	1.88%	2,867,497	09-30-2019	13F
State Street Global Advisors (US)	150,707	-817	1.46%	2,227,449	09-30-2019	13F
M3F, Inc.	128,901	128,901	1.25%	1,905,157	09-30-2019	13F
Bridgeway Capital Management, Inc.	119,982	0	1.17%	1,773,334	09-30-2019	13F
BlackRock Financial Management, Inc.	111,432	-734	1.08%	1,646,965	09-30-2019	13F
Geode Capital Management, L.L.C.	93,557	-135	0.91%	1,382,772	09-30-2019	13F
Northern Trust Investments, Inc.	91,133	-1,330	0.89%	1,346,946	09-30-2019	13F
Bank of America Merrill Lynch (US)	91,117	86,468	0.88%	1,346,709	09-30-2019	13F
BofA Securities, Inc	85,099	-3,258	0.83%	1,257,763	09-30-2019	13F
BlackRock Investment Management (UK) Ltd.	76,442	0	0.74%	1,129,813	09-30-2019	13F
Mellon Investments Corporation	72,557	1,347	0.70%	1,072,392	09-30-2019	13F
Acadian Asset Management LLC	68,816	4,674	0.67%	1,017,100	09-30-2019	13F
Goldman Sachs & Company, Inc.	58,003	16,087	0.56%	857,284	09-30-2019	13F
PanAgora Asset Management Inc.	51,545	-7,915	0.50%	761,835	09-30-2019	13F
Brandywine Global Investment Management, LLC	47,900	0	0.47%	707,962	09-30-2019	13F
MacKay Shields LLC	41,873	-4,000	0.41%	618,883	09-30-2019	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,068,273	0	10.30%	15,789,074	12-31-2018	13G
First Financial Northwest Foundation	1,010,000	0	9.73%	14,927,800	12-31-2018	13D
Lee Joann E	94,055	2,145	*	1,390,132	09-24-2019	Form 4
Padrick Kevin D	70,403	0	*	1,040,556	06-13-2019	Form 4
Soh Simon	38,705	0	*	572,060	03-08-2019	Form 4
Kiley Joseph W III	27,365	0	*	404,455	03-11-2019	Form 4
Clariza Ronnie J	21,288	0	*	314,637	03-06-2019	Form 4
Jacobson Richard P	19,767	0	*	292,156	03-06-2019	Form 4
Stevens Daniel L	10,258	2,145	*	151,613	09-24-2019	Form 4
Molvar Roger H	7,758	2,145	*	114,631	09-24-2019	Form 4

*Less than 2% of shares outstanding
Source: Nasdaq

Total Return – FFNW vs. KRX

12/31/2012 to 10/29/2019


FFNW Outperforming KRX
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
112%
110%
FFNW (+112%)
KRX (+110%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.

Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Current Stock Repurchase Plan

- **The Board of Directors adopted a new stock repurchase plan on July 23, 2019**
- Authorizes repurchase of up to 520,000 shares, approximately 5% of shares outstanding
- Open market or privately negotiated transactions in accordance with Rule 10b-18
- Plan commences on July 30 and expires on December 17, 2019
- **Bought back 87,852 shares at an average price of $14.05 per share under the plan in the quarter ended September 30, 2019**

FFNW Historical Share Repurchase



2013
Total Shares Rep.: 2,728,018
Total Shares Rep. / ADTV: 47.9x
2014
Total Shares Rep.: 1,594,033
Total Shares Rep. / ADTV: 34.4x
2015
Total Shares Rep.: 1,521,817
Total Shares Rep. / ADTV: 38.5x
2016
Total Shares Rep.: 2,864,389
Total Shares Rep. / ADTV: 64.7x
2017
Total Shares Rep.: 326,800
Total Shares Rep. / ADTV: 11.3x
2018
Total Shares Rep.: 203,900
Total Shares Rep. / ADTV: 7.9x
2019 YTD
Total Shares Rep.: 433,952
Total Shares Rep. / ADTV: 27.5x
Discount to Book Value
Discount to VWAP
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
2013
2014
2015
2016
2017
2018
2019 YTD
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Dis.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	53.2x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019 YTD	433,952	$15.51	$14.88	$15.04	3.1%	27.5x	1.04x

Note: Daily closing volume weighted average price for the year indicated; TBVPS for the year indicated, except 2019 YTD which reflects most current quarter reported.
Source: SNL Financial and Company documents as of 9/30/2019.

Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches or whole banks
- Continue efficient deposit gathering strategy implemented in 2015 expanding our footprint in the geographical area we serve, attracting new customers, growing and diversifying the deposit mix
- 12th branch opened in Kirkland on November 12, 2019
- Expand retail lending product line (small business, personal lines of credit, titled loans and construction lines)
- Focus on growing one-to-four family portfolio, with specific emphasis on loans for investor properties
- Expand Chinese-American (foreign nationals) niche
- Regulatory Relations – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Recent Strategic Initiatives

Launched in 2019

Credit Culture

Standardize, shorten and modernize end-to-end processes/credit culture to enhance the customer experience and create a competitive advantage for our sales teams

Opportunity Zone Lending

Provided construction loan for Seattle's first Qualified Opportunity Zone project; Canton Lofts will deliver 80 units of LEED Silver workforce housing in the Pioneer Square neighborhood in late 2020

Small Business Lending

- Create SBA department with goal of achieving preferred SBA status by 2020
- Enhance and grow organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)
- Establish a Doctor/Dentist program to align with Chinese-American, Wealth Management, Residential Lending and SBA strategies

Restructured products and platform in 2019

Aircraft Lending

Lending based upon a predominantly asset centered model on very specific type/model of aircraft historically proven to maintain value.

Community Involvement

Top 10 CRA Hour Recipients
Renton School District – High Schools
Junior Achievment
Clothes for Kids
Dignity for Divas
Habitat for Humanity
Renton Area Youth & Family Services
Granite Falls School District
Mt. Baker Housing
YWCA
Snohomish County Legal Services

Auction Team nationally recognized by American Banking Association with a 2019 ABA Foundation Community Commitment Award

Helps Bank meet CRA requirements

All employees have CRA hours tied to Incentive Payout

7.9 average CRA qualified hours per employee in 2018

"Dress Down for Charity" Program Gives Employees Opportunity to wear Casual Dress on Friday by Donating to a Designated Charity

Thank You



Right Away
First Financial
Northwest Bank

APPENDIX

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measure of tangible book value. The Company's intangible assets consist of goodwill and core deposit intangible. Tangible equity is calculated by subtracting intangible assets from total stockholders' equity. Tangible assets are calculated by subtracting intangible assets from total assets. The tangible equity ratio is tangible equity divided by tangible assets. Tangible book value per share is calculated by dividing tangible equity by the number of common shares outstanding. The Company believes that these non-GAAP measures provide a more consistent presentation of our capital and facilitate peer comparison that is desired by investors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this earnings release that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following table provides a reconciliation between the GAAP and non-GAAP measures:

		Sep 30, 2019		Jun 30, 2019		Mar 31, 2019		Dec 31, 2018		Sep 30, 2018
	(Dollars in thousands, except per share data)									
Total stockholders' equity (GAAP)	$	155,102	$	153,828	$	151,684	$	153,738	$	154,713
Less:										
Goodwill		889		889		889		889		889
Core deposit intangible		1,005		1,042		1,079		1,116		1,153
Tangible equity (Non-GAAP)	$	153,208	$	151,897	$	149,716	$	151,733	$	152,671
Total assets (GAAP)		1,308,359		1,297,561		1,287,862		1,252,424		1,234,859
Less:										
Goodwill		889		889		889		889		889
Core deposit intangible		1,005		1,042		1,079		1,116		1,153
Tangible assets (Non-GAAP)	$	1,306,465	$	1,295,630	$	1,285,894	$	1,250,419	$	1,232,817
Common shares outstanding at period end		10,296,053		10,375,325		10,457,625		10,710,656		10,914,556
Equity to assets ratio		11.85%		11.86%		11.78%		12.28%		12.53%
Tangible equity ratio		11.73		11.72		11.64		12.13		12.38
Book value per share	$	15.06	$	14.83	$	14.50	$	14.35	$	14.17
Tangible book value per share		14.88		14.64		14.32		14.17		13.99